Exhibit 99.1

CURIOSITYSTREAM ANNOUNCES

FIRST QUARTER 2023 FINANCIAL RESULTS

SILVER SPRING, Md. (May 11, 2023) – CuriosityStream Inc. (NASDAQ: CURI), a global factual entertainment company, today announced its financial results for the first quarter ended March 31, 2023.

“Our first quarter results reflect an improving financial trajectory and a solid foundation for future revenue growth. Due to our continued focus on operating efficiency and prudent expense management, we delivered Adjusted Free Cash Flow at the high end of our guidance range and a 53% improvement in Adjusted EBITDA from the fourth quarter,” said Clint Stinchcomb, President & CEO. “We are encouraged by the positive momentum we are seeing in the business, including our recently announced partnerships with global distribution partners, which bring CuriosityStream and One Day University to millions of additional paying subscribers on five continents across the globe. We believe that our direct subscriber base, content library, multi-year distribution agreements, strong cash position and lack of debt are favorable business and strategic attributes that provide us with exceptional flexibility. As such, we will continue to consider opportunities that we believe are in the best interests of our shareholders, including share repurchases, potential business combinations, and scale partnerships.”

First Quarter 2023 Financial Results

•	Revenue of $12.4 million, compared to $17.6 million in the first quarter of 2022;

•	Gross profit of $3.4 million, compared to $5.8 million in the first quarter of 2022;

•	Total advertising and marketing and general and administrative expenses of $11.2 million, a 56% year-over-year reduction;

•	Net loss of $(7.8) million, compared to net loss of $(15.9) million in the first quarter of 2022;

•	Adjusted EBITDA of $(6.4) million, compared to Adjusted EBITDA of $(17.5) million in the first quarter of 2022;

•	Adjusted Free Cash Flow of $(6.3) million, compared to Adjusted Free Cash Flow of $(12.3) million in the first quarter of 2022; and

•	Cash and restricted cash balance of $49.2 million and no debt as of March 31, 2023.

First Quarter 2023 Business Highlights

•

Announced accelerated global subscriber expansion with recent launch partners including Amazon’s Prime Video Channels in India; Telstra- and Astro Malaysia-backed Fetch TV in Australia; the Netherlands’ largest MVPD, Ziggo, owned by Liberty Global and Vodafone; NLziet, the Dutch streamer operated by the three major Dutch broadcasting groups, NPO, RTL and Talpa; Mexico’s Izzi Telecom, owned by Grupo Televisa; and Central and Eastern European distributors: MTS, Telekom Slovenia, and Megafon, among others;

•

Implemented new pricing for our standard subscription service, reflecting the sizable investments we have made in content creation and innovation to deliver leading factual content to subscribers across the globe; and

•

Launched 2023 slate of groundbreaking original series and specials with premieres of: The Lucy Mission, a behind-the-scenes look at NASA’s bold quest to unravel the origins of our solar system; Vikings: The Lost Kingdom, an expedition to discover the secrets shrouded in a newly discovered burial site; The True Story of Pirates, a voyage to explore who these fearless adventurers and masters of the sea really were; Deadly Science, a 6-part profile of the innovators and explorers who paid the ultimate price in the pursuit of progress; California, a 3-part portrait of the pioneering engineers, artists and activists who put the Golden State on the map; and CSI On Trial, a 6-part investigation into the shocking lack of science behind common forensic tools, and the tragic impact they have on the wrongfully accused.

Financial Outlook

CuriosityStream expects the following for the second quarter of 2023:

•	Revenue within the range of $13 – $15 million

•	Adjusted Free Cash Flow within the range of $(6) – $(4) million

Conference Call Information

CuriosityStream will host a Q&A conference call today to discuss the Company’s Q1 2023 results at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live audio webcast of the call will be available on the CuriosityStream Investor Relations website at https://investors.curiositystream.com. Participants may also dial-in toll free at (888) 510-2008 or International at (646) 960-0306 and reference conference ID# 3957505. An audio replay of the conference call will be available for two weeks following the call on the CuriosityStream Investor Relations website at https://investors.curiositystream.com.

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, CuriosityStream’s expectations or predictions of future financial or business performance or conditions, and the Company’s continued success. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “predicts” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed under “Risk Factors” in CuriosityStream’s Annual Report on Form 10-K for the year ended December 31, 2022, that we filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023, and in CuriosityStream’s other SEC filings. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. Forward-looking statements are based on the current belief of the management of CuriosityStream, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and CuriosityStream is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that CuriosityStream has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in CuriosityStream’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks related to CuriosityStream’s limited operating history; (ii) the effects of pending and future legislation; (iii) the highly competitive nature of the internet, online commerce and media industry and CuriosityStream’s ability to compete therein; (iv) litigation, complaints, and/or adverse publicity; (v) the ability to meet Nasdaq’s listing standards; and (vi) privacy and data protection laws, privacy or data breaches, or the loss of data.

Non-GAAP Financial Measures

To supplement our unaudited consolidated statement of operations, which is prepared in accordance with GAAP, we present Adjusted EBITDA and Adjusted Free Cash Flow in this press release. Our use of non-GAAP financial measures, such as Adjusted EBITDA and Adjusted Free Cash Flow, has limitations as an analytical tool, and these measures should not be considered in isolation or as a substitute for analysis of financial results as reported under GAAP.

We use these non-GAAP financial measures in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including in the preparation of our annual operating budget, as a measure of our core operating results and the effectiveness of our business strategy, and in evaluating our financial performance. These measures provide consistency and comparability with past financial performance, facilitate period-to-period comparisons of core operating results, and also facilitate comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results. In addition, Adjusted EBITDA and Adjusted Free Cash Flow are widely used by investors and securities analysts to measure a company’s operating performance. We exclude the following items from net income to calculate Adjusted EBITDA: interest and other income (expense), provision for income taxes, depreciation and non-content amortization, loss/(gain) on the change in fair value of our warrants, equity interests loss (gain), impairment of goodwill and intangible assets, and stock-based compensation. Adjusted Free Cash Flow is calculated as net cash flow used in operating activities less purchases of property and equipment.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, (1) although depreciation and amortization expense are non-cash charges, the assets subject to depreciation and amortization may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; (2) Adjusted EBITDA does not reflect: (a) changes in, or cash requirements for, our working capital needs; or (b) tax payments that may represent a reduction in cash available to us; and (3) Adjusted Free Cash Flow does not reflect: (a) our cash flow available for discretionary payments; (b) our future contractual commitments (such as any debt service requirements or dividend payments); (c) funds available for investment or other discretionary uses; (d) certain capital expenditure requirements; or (e) the total increase or decrease in our cash balances for the stated period.

The non-GAAP financial measures we use may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures. A reconciliation of these non-GAAP financial measures has been provided in the financial statements tables included in this press release and investors are encouraged to review the reconciliation.

About Curiosity Inc.

Curiosity Inc. is the entertainment brand for people who want to know more. The global media company is home to award-winning original and curated factual films, shows, and series covering science, nature, history, technology, society, and lifestyle. With over 25 million total paying subscribers worldwide and thousands of titles, the Company operates the flagship Curiosity Stream SVOD service, available in more than 175 countries worldwide; Curiosity Channel, the linear television channel available via global distribution partners; Curiosity Now, a free, ad-supported channel; Curiosity Audio Network, featuring original content and podcasts; and Curiosity Studios, which oversees original programming. Curiosity Inc. also owns and operates One Day University, which provides access to engaging talks and lectures from leading university and college professors in the United States. Curiosity Inc. is a wholly owned subsidiary of CuriosityStream Inc. (Nasdaq: CURI). For more information, visit CuriosityStream.com.

Contacts:

CuriosityStream Investor Relations

Denise Garcia

IR@CuriosityStream.com

CuriosityStream Inc.

Consolidated Balance Sheets

(in thousands, except par value)

	March 31, 2023	December 31, 2022
	(unaudited)
Assets

Current assets
Cash and cash equivalents	$48,668	$40,007
Restricted cash	500	500
Short-term investments in debt securities	—	14,986
Accounts receivable, net	9,699	10,899
Other current assets	2,189	3,118

Total current assets	61,056	69,510

Investments in equity method investees	10,547	10,766
Property and equipment, net	1,000	1,094
Content assets, net	66,373	68,502
Operating lease right-of-use assets	3,633	3,702
Other assets	493	539

Total assets	$143,102	$154,113

Liabilities and stockholders’ equity
Current liabilities
Content liabilities	$1,656	$2,862
Accounts payable	7,500	6,065
Accrued expenses and other liabilities	3,380	7,752
Deferred revenue	13,863	14,281

Total current liabilities	26,399	30,960

Warrant liability	331	257
Non-current operating lease liabilities	4,560	4,648
Other liabilities	655	622

Total liabilities	31,945	36,487

Stockholders’ equity
Common stock, $0.0001 par value – 125,000 shares authorized as of March 31, 2023 and December 31, 2022; 52,961 shares issued and outstanding as of March 31, 2023; 52,853 shares issued and outstanding as of December 31, 2022	5	5
Additional paid-in capital	360,002	358,760
Accumulated other comprehensive loss	—	(40)
Accumulated deficit	(248,850)	(241,099)

Total stockholders’ equity	111,157	117,626

Total liabilities and stockholders’ equity	$143,102	$154,113

CuriosityStream Inc.

Consolidated Statements of Operations

(in thousands, except for per share data)

(unaudited)

	For the three months ended March 31,
	2023	2022
Revenues	$12,387	$17,627

Operating expenses
Cost of revenues	9,001	11,850
Advertising and marketing	3,115	14,768
General and administrative	8,059	10,503

	20,175	37,121

Operating loss	(7,788)	(19,494)

Change in fair value of warrant liability	(74)	3,860
Interest and other income (expense)	388	(57)
Equity method investment loss	(219)	(156)

Loss before income taxes	(7,693)	(15,847)
Provision for income taxes	58	45

Net loss	$(7,751)	$(15,892)

Net loss per share
Basic	$(0.15)	$(0.30)
Diluted	$(0.15)	$(0.30)
Weighted average number of common shares outstanding
Basic	52,950	52,750
Diluted	52,950	52,750

CuriosityStream Inc.

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	For the three months ended March 31,
	2023	2022
Cash flows from operating activities
Net loss	$(7,751)	$(15,892)
Adjustments to reconcile net loss to net cash used in operating activities
Change in fair value of warrant liability	74	(3,860)
Additions to content assets	(3,723)	(14,470)
Change in content liabilities	(1,206)	(5,672)
Amortization of content assets	5,852	9,038
Depreciation and amortization expenses	127	209
Amortization of premiums and accretion of discounts associated with investments in debt securities, net	26	411
Stock-based compensation	1,267	1,788
Equity method investment loss	219	156
Other non-cash items	121	120
Changes in operating assets and liabilities
Accounts receivable	1,200	10,052
Other assets	944	2,227
Accounts payable	1,440	4,990
Accrued expenses and other liabilities	(4,514)	(3,677)
Deferred revenue	(384)	2,293

Net cash used in operating activities	(6,308)	(12,287)

Cash flows from investing activities
Purchases of property and equipment	(5)	(22)
Investment in equity method investees	—	(813)
Sales of investments in debt securities	—	2,502
Maturities of investments in debt securities	15,000	19,603
Purchases of investments in debt securities	—	(1,497)

Net cash provided by investing activities	14,995	19,773

Cash flows from financing activities
Payments related to tax withholding	(26)	(137)

Net cash used in financing activities	(26)	(137)

Net increase in cash, cash equivalents and restricted cash	8,661	7,349
Cash, cash equivalents and restricted cash, beginning of period	40,507	17,547

Cash, cash equivalents and restricted cash, end or period	$49,168	$24,896

Supplemental disclosure:
Cash paid for taxes	$—	$177
Cash paid for operating leases	134	131
Right-of-use assets obtained in exchange for new operating lease liabilities	—	3,965

CuriosityStream Inc.

Reconciliation of GAAP Financial Metrics to Non-GAAP

(in thousands)

(unaudited)

	For the three months ended March 31,
	2023	2022
Net loss	$(7,751)	$(15,892)

Change in fair value of warrant liability	74	(3,860)
Interest and other (income) expense	(388)	57
Provision for Income taxes	58	45
Equity method investment loss	219	156
Depreciation and amortization	126	209
Stock-based compensation	1,267	1,788

Adjusted EBITDA	$(6,394)	$(17,497)

CuriosityStream Inc.

Reconciliation of Adjusted Free Cash Flow

(in thousands)

(unaudited)

	For the three months ended March 31,
	2023	2022
Net cash flow used in operating activities	$(6,308)	$(12,287)

Purchases of property and equipment	(5)	(22)

Adjusted Free Cash Flow	$(6,313)	$(12,309)